AXA Equitable Life Insurance Company

Supplement dated June 13, 2019 to the Corporate Owned Incentive LifeSM prospectus

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to a certain portfolio. As applicable to your policy, please note the following changes described below.

Change to the Ivy VIP Global Equity Income Portfolio

On or about April 30, 2019, the asset class of the Ivy VIP Global Equity Income Portfolio was changed from Domestic Stocks to International/global Stocks. Therefore, the asset class for the Ivy VIP Global Equity Income Portfolio referenced on page 1 of the Prospectus should be revised to reflect this change.

Distributed by affiliate AXA Advisors, LLC and/or for certain contracts co-distributed by affiliate

AXA Distributors, LLC

Copyright 2019 AXA Equitable Life Insurance.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

EVM-09-19 (6.19)
COIL - Inforce/New Biz	Catalog No. 160008 (6.19)
SAR Mail	#744113